SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): DECEMBER 2, 2002

                       FNB FINANCIAL SERVICES CORPORATION
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      NORTH CAROLINA                    0-13086                 56-1382275
-----------------------------          ------------          -----------------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)





                              202 SOUTH MAIN STREET
                        REIDSVILLE, NORTH CAROLINA 27320
            ---------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (336) 342-3346


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On December 2, 2002 FNB Financial Services Corporation (the"Registrant") announced the continuation of the stock repurchase program, with authorization from the Board of Director to repurchase up to 5% of the Company's common stock. The Company has approximately 4.5 million shares of common stock outstanding. Purchases may be made, from time-to-time, in the open market or in privately negotiated transactions, based on market conditions and other factors. The repurchase program may be suspended at any time without prior notice. A copy of the press release announcing the Registrant's plans is attached hereto as
Exhibit 99 and incorporated herein.






























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              FNB Financial Services Corporation
                                              (Registrant)


Date: December 4, 2002                    /s/ Michael. W. Shelton
                                         ----------------------------------
                                         Michael W. Shelton,
                                         Vice President, Secretary and Treasurer






















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                 EXHIBIT INDEX


Exhibit No.        Description

    99             Press Release of the Registrant distributed December 2, 2002.































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